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                                                                  EXHIBIT 10.17A


                                    FORM OF
                                FIRST AMENDMENT
                                      TO
                           STOCK PURCHASE AGREEMENT
                              DATED JUNE 2, 1995


     This FIRST AMENDMENT (this "First Amendment") is entered into as of April 25, 1999, by and among Korn/Ferry International, a California corporation (the "Company"), Richard M. Ferry, as an individual ("Ferry"), Henry B. Turner and Peter W. Mullin, Trustees (collectively, the "Trustees") of the Richard M. Ferry and Maude M. Ferry 1972 Children's Trust (the "Trust"), California Community Foundation and Richard M. Ferry Co-Trustees (collectively, the "Co-Trustees") and the California Community Foundation (the "Foundation").

                                R E C I T A L S

     WHEREAS, the Company, Ferry, the Trustees, the Trust, the Co-Trustees and the Foundation (collectively, the "Parties") entered into a Stock Purchase Agreement as of the 2nd day of June, 1995 (the "1995 Agreement") that provides, among other things, for the Company to repurchase shares of the Company's common stock, no par value per share (the "Common Stock") owned by Ferry and the Trust at Ferry's death (as defined in the 1995 Agreement, the "Ferry Stock");

     WHEREAS, the Company has completed an initial public offering ("IPO") of the Common Stock;

     WHEREAS, the Trust, the Co-Trustees and the Foundation are no longer shareholders of the Company;

     WHEREAS, effective upon consummation of the IPO, the shares of Common Stock owned by Ferry immediately prior to consummation of the IPO (other than shares of Common Stock held in the Company's 401(k) Plan for the benefit of Ferry), plus any shares of Common Stock thereafter distributed to Ferry out of the 401(k) Plan (collectively, the "Shares"), became subject to a Stock Repurchase Agreement dated as of February 5, 1999 (the "1999 Agreement") with the Company that provides, among other things, for the restricted sale, transfer or disposition of the Shares, but removes any such restrictions upon the death of Ferry;

     WHEREAS, the effectiveness of the 1999 Agreement eliminated the necessity for the Company to purchase all of the Ferry Stock upon the death of Ferry;

     WHEREAS, the Company, Ferry, the Trustees, the Trust, the Co-Trustees and the Foundation desire to amend the 1995 Agreement to: (i) eliminate in its entirety the obligation of the Company to purchase all of the Ferry Stock from Ferry and the Trust upon the death of Ferry; (ii) eliminate in its entirety the obligation of Ferry and the Trust to sell all of the Ferry Stock to the Company upon the death of Ferry; and (iii) permit Ferry and/or the Trust or their joint
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designee to purchase any or all of the insurance policies maintained by the
Company under the 1995 Agreement; and

     WHEREAS, the Board of Directors of the Company, acting pursuant to Section 310 of the California General Corporation Law, has authorized by a vote sufficient without counting the vote of Ferry, who abstained from the vote on such proposal, the amendment of the 1995 Agreement to: (i) eliminate in its entirety the obligation of the Company to purchase all of the Ferry Stock from Ferry and the Trust upon the death of Ferry; (ii) eliminate in its entirety the obligation of Ferry and the Trust to sell all of the Ferry Stock to the Company upon the death of Ferry; and (iii) permit Ferry and/or the Trust or their joint designee to purchase any or all of the insurance policies maintained by the Company under the 1995 Agreement.

     NOW, THEREFORE, BE IT RESOLVED, that the Parties hereto agree as follows:

     I.  Paragraph 2 of the 1995 Agreement entitled "PURCHASE OF THE INSURANCE
                                                     -------------------------
POLICIES", shall be amended to permit Ferry and/or the Trust or their joint
--------
designee to purchase any or all of the insurance policies maintained by the Company under the 1995 Agreement by adding thereto a new subparagraph (e) as follows:

               "(e) Notwithstanding anything in this Agreement to the contrary, Ferry and/or the Trust or any person or entity jointly designated by Ferry and the Trust shall have the absolute right at their respective sole option to purchase any or all of the Insurance Policies referred to in this Agreement at the "Insurance Policy Book Value" of each such Policy purchased, to be paid in cash. The determination as to which of Ferry, the Trust or any designee of Ferry and the Trust shall have the right to purchase an Insurance Policy shall be a matter between Ferry and the Trust, shall be of no concern to the Company, and the Company shall only be required to sell an Insurance Policy if it receives a concurrent and unanimous direction from Ferry and the Trust. This Agreement and the rights and obligations of the parties under this Agreement, including the rights under this paragraph 2(e) of Ferry and the Trust or any designee of Ferry and the Trust, shall terminate and have no further force and effect upon the earlier to occur of (1) the purchase by Ferry and/or the Trust or any person or entity jointly designated by Ferry and the Trust of all of the Insurance Policies referred to in this Agreement or (2) November 17, 1999."

     II. Paragraph 3 of the 1995 Agreement shall be deleted in its entirety to eliminate the obligation of the Company to purchase all of the Ferry Stock from Ferry and the Trust upon the death of Ferry.

     III. Paragraphs 4, 5, 6, 7 and 8 of the 1995 Agreement shall be deleted in their entirety because they are no longer applicable.

     Except for the changes indicated above in this First Amendment, all other provisions of the Agreement not amended, deleted or replaced hereby, shall remain in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first above written.


                                                KORN/FERRY INTERNATIONAL,
                                                a California corporation

Address:
Korn/Ferry International                        By:
                                                    ----------------------------
1800 Century Park East, Suite 900                   Peter L. Dunn
Los Angeles, California  90067
                                                By:
                                                   -----------------------------
                                                    Elizabeth S.C.S. Murray
Address:
Korn/Ferry International
1800 Century Park East, Suite 900
                                                --------------------------------
Los Angeles, California  90067                  RICHARD M. FERRY


                                                RICHARD M. FERRY AND MAUDE M.
                                                FERRY 1972 CHILDREN'S TRUST

Address:
6116 Yucca
Paradise Valley, Arizona 85253                  By:
                                                   -----------------------------

                                                HENRY B. TURNER, Trustee of the
                                                Richard M. Ferry and Maude M.
                                                Ferry 1972 Children's Trust


Address:                                        By:
                                                    ----------------------------
Mullin Consulting, Inc.
644 South Figueroa Street                       PETER W. MULLIN, Trustee of the
Los Angeles, California 90017                   Richard M. Ferry and Maude M.
                                                Ferry 1972 Children's Trust

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                                                CALIFORNIA COMMUNITY
                                                FOUNDATION AND RICHARD M. FERRY
                                                CO-TRUSTEES


                                                By:_____________________________
Address:                                           RICHARD M. FERRY, Co-Trustee
Korn/Ferry International
1800 Century Park East, Suite 900
Los Angeles, California 90067


Address:
California Community Foundation                 By:_____________________________
606 South Olive Street, Suite 2400                 JACK SHAKLEY, Co-Trustee
Los Angeles, California 90014
                                                CALIFORNIA COMMUNITY FOUNDATION


                                                By:_____________________________
Address:                                           _____________________________
California Community Foundation                    (Print Name)          (Title)
606 South Olive Street, Suite 2400
Los Angeles, California 90014


                           RATIFICATION AND CONSENT
                           ------------------------

     I, MAUDE M. FERRY, the wife of RICHARD M. FERRY, hereby certify that I have read the foregoing First Amendment to Stock Purchase Agreement dated June 2, 1995 and that I hereby approve said First Amendment to Stock Purchase Agreement dated June 2, 1995 and agree to be bound thereby.

                                                ________________________________
                                                MAUDE M. FERRY

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